SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    [ X ]
Filed by a Party other than the Registrant    [   ]
Check the appropriate box:
[   ]    Preliminary Proxy Statement

[   ]    Confidential, for  Use  of  the  Commission  Only (as permitted by Rune
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE LEATHER FACTORY, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4) and 0-11
      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[   ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                            THE LEATHER FACTORY, INC.
                            3847 East Loop 820 South
                             Fort Worth, Texas 76119

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be Held May 24, 2000

To the Holders of Common Stock of
                THE LEATHER FACTORY, INC.:

         Notice is hereby given that the 2000 Annual Meeting of Stockholders of The Leather Factory, Inc., a Delaware corporation (the "Company"), will be held in the Metropolitan Room at the Radisson Plaza Hotel, 815 Main Street, Fort Worth, Texas, Wednesday, May 24, 2000 at 10:00 a.m., Central Daylight Time, for the following purposes:

(1) To elect eight (8) persons to serve as directors until the Company's 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(2) To transact any other proper business brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed April 24, 2000, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of the Company's Common Stock, $0.0024 par value ("Common Stock"), on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained and available for inspection in the Company's offices at 3847 East Loop 820 South, Fort Worth, Texas 76119, for ten (10) days prior to the meeting. The list will also be available for examination at the meeting.

         Please  advise  the  Company's  transfer  agent,   Securities  Transfer
Corporation, 16910 Dallas Parkway, Suite 100, Dallas, Texas 75248, of any change in your address.

         Your vote is important. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy and return it in the envelope provided, which requires no postage if mailed in the United States. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. The proxy card should be signed by all registered holders exactly as the shares are registered. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the meeting, may withdraw it and vote in person. Attendance at the annual meeting is limited to stockholders, their proxies and invited guests of the Company.

                                            By Order of the Board of Directors,

                                             /s/ William M. Warren
                                            ------------------------------------
                                                 William M. Warren
                                                 General Counsel and Secretary

Fort Worth, Texas
April 24, 2000

                            THE LEATHER FACTORY, INC.
                            3847 East Loop 820 South
                             Fort Worth, Texas 76119

                        --------------------------------

                                 PROXY STATEMENT

                        --------------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 24, 2000

     The accompanying proxy, mailed together with this Proxy Statement, is solicited by The Leather Factory, Inc. (the "Company") in connection with the Annual Meeting of Stockholders to be held on May 24, 2000 (the "Annual Meeting"), at 10:00 a.m., Central Daylight Time, in the Metropolitan Room of the Radisson Plaza Hotel, 815 Main Street, Fort Worth, Texas, and any adjournments or postponements thereof. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of Proxy were first mailed to stockholders of the Company (the "Stockholders") on or about April 24, 2000.

     As indicated in the attached Notice, the purpose of the Meeting is: (1) to elect eight (8) persons to serve as directors until the Company's 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and (2) to transact any other proper business brought before the meeting or any adjournments or postponements thereof.

     All holders of record of shares of the Company's Common Stock at the close of business on April 24, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 9,873,161 shares of Common Stock. Each share of Common Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to vote by the Stockholders at the Annual Meeting. Cumulative voting for the election of directors is not permitted. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date, exclusive of treasury shares, is necessary to constitute a quorum at the Annual Meeting. If a quorum is present, the persons receiving a plurality of the votes of the shares represented in person or by proxy and entitled to vote on the election of directors, shall be elected directors. The affirmative vote of holders of a majority of the shares of Common Stock represented at the Annual Meeting is required on all other actions proposed.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes have no effect on determining plurality, except to the extent that they affect the total votes that any particular nominee receives. Abstentions may be specified on all other proposals and will be counted as present for purpose of the item on which the abstention is noted. Under the rules of the American Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on only the election of directors when they have not received instructions from beneficial owners.

     Any stockholder has the unconditional right to revoke his proxy at any time before it is voted. Any proxy given may be revoked either by a written notice duly signed and delivered to the Secretary of the Company prior to the exercise of the proxy, by execution of a subsequent proxy or by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy). Where a Stockholder's duly executed proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specification is made, the shares will be voted FOR the nominees for director identified below.

     Certain officers and directors of the Company own in excess of two-thirds of the outstanding shares of Common Stock that will be entitled to vote at the meeting (see "Security Ownership of Certain Beneficial Owners and Management"). It is anticipated that these shares will be voted in favor of the nominees for director as identified below. Thus, approval of the nominees for director identified below is likely.

                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall from time to time be fixed and determined only by resolution of the Board of Directors. By action of the Board of Directors, the number of directors comprising the Board of Directors has been set at eight (8).

     The nominees listed below will stand for election at this Annual Meeting for a one-year term of office expiring at the 2001 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Proxies cannot be voted for the election of more than eight (8) persons to the Board.

     Unless otherwise directed on any duly executed and dated proxy, the persons named in such proxy intend to nominate and to vote the shares represented by such proxy for the election of the nominees listed in the table below for the office of director of the Company to hold office until their respective successors have been duly elected and qualified:

          NAME               AGE                  POSITION

Wray Thompson (1)(2)          68    Chairman  of  the  Board,  Chief   Executive
                                    Officer, President, and Director
Joseph R. Mannes (1)(3)(4)    41    Director
H.W. Markwardt (1)(3)(4)      64    Director
Robin L. Morgan (1)(2)(5)     49    Vice President - Administration and Director
Ronald C. Morgan (1)(2)(5)    52    Executive  Vice  President, Chief  Operating
                                    Officer and Director
Anthony C. Morton (3)         40    Director
John Tittle, Jr. (3)(4)       42    Director
William M. Warren             55    Secretary, General Counsel, and Director

---------------------
(1)      Member of 1995 Stock Option Plan Committee
(2)      Member of 1995 Director Non-Qualified Stock Option Plan Committee
(3)      Member of Audit Committee
(4)      Member of Compensation Committee
(5)      Ronald C. Morgan and Robin L. Morgan are married.


     The Company is informed that the nominees listed above are willing to serve as directors. However, if any of these individuals should decline or become unable to serve as a director for any reason, then votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

Business Experience of Directors

     Wray Thompson, has served as the Chairman of the Board, President, and Chief Executive Officer of the Company since June 1993. Mr. Thompson was a co-founder of the Company's predecessor, The Leather Factory, Inc., a Texas corporation ("TLF-Texas"). Mr. Thompson has served as the Chairman of the Board, Chief Executive Officer and a Director of TLF-Texas since its inception in 1980.

     Joseph R. Mannes has served as a Director of the Company since May 1998. Currently, Mr. Mannes serves as Chief Financial Officer of E-Certify Corp. of Dallas, Texas, a security-oriented information technologies consultancy focusing on web applications. From October 1998 to January 2000, Mr. Mannes served as Chief Financial Officer and Secretary of Clearwire Technologies, Inc. of Arlington, Texas, a provider of wireless internet connectivity. From April 1997 to September 1998 Mr. Mannes was Vice President and General Manager of Imagic Online, the online game subsidiary of Interactive Magic, a Cary, North Carolina, computer game company. From February 1996 to April 1997 Mr. Mannes served as the Chief Financial Officer, Secretary and Treasurer of Interactive Creations Incorporated (ICI), a corporation offering real-time internet gaming services. From 1987 until joining ICI, Mr. Mannes was First Vice President in the Corporate Finance Department of Rauscher Pierce Refsnes, Inc., a Dallas, Texas investment firm. Mr. Mannes is a Chartered Financial Analyst. He also serves on the Board of Directors of Karts International, Inc. of Covington, Louisiana.

     H.W. "Hub" Markwardt has served as a Director of the Company since May 1996. He was the founder of Encon Industries, L.P. ("Encon"), Fort Worth, Texas, an importer of ceiling fans, and served as Encon's Chief Operating Officer from 1977 until 1995. He currently manages his personal investments.

     Robin L. Morgan has served as Vice President of Administration and Director of the Company since June 1993. Ms. Morgan is responsible for import, banking, and procurement for the Company's import product lines and maintains all inventory costs. She also administers special projects, employee benefit plans, and insurance programs.

     Ronald C. Morgan, has served since June 1993 as Chief Operating Officer, Executive Vice President, and Director of the Company. A co-founder of TLF-Texas, Mr. Morgan has served as Chief Operating Officer, Executive Vice President, and a Director of TLF-Texas since its formation in 1980. He presently serves on the Board of Directors of Karts International Inc. of Covington, Louisiana.

     Anthony C. Morton has served as a Director of the Company since January 1998. Currently, Mr. Morton serves as Vice President and Chief Financial Officer of PYCO Industries, Inc. (formerly Plains Cooperative Oil Mill, Inc.) in Lubbock, Texas, the largest farmer-owned cooperative cottonseed marketing association in the United States. He served as Chief Financial Officer and Treasurer of the Company from January 1998 through December 1998. Mr. Morton was the Company's Controller from August 1993 to January 1998. Mr. Morton was licensed as a Certified Public Accountant (CPA) in 1983.

     John Tittle, Jr. has served as a Director of the Company since May 1998. Since April 1998, Mr. Tittle has served as President of John Tittle, Jr., CPA, PC, and Cascade International Capital Corporation ("Cascade"). Cascade provides corporate finance advisory services. From November 1996 to March 1998, Price Waterhouse LLP employed Mr. Tittle as a Senior Manager, then Director, in the firm's Financial Advisory Services practice. Mr. Tittle served as Chief Financial Officer, Treasurer and Director of the Company from April 1993 to October 1996. Mr. Tittle became a CPA in Texas in 1980. He serves on the Board of Directors of Cascade International Capital Corporation and John Tittle, Jr., CPA, PC.

     William M. Warren has served as Secretary, General Counsel, and Director of the Company since June 1993. Mr. Warren has been General Counsel of TLF-Texas since its formation in 1980. Since 1979, Mr. Warren has been President of the law firm known as Loe, Warren, Rosenfield, Kaitcer & Hibbs, P.C., Fort Worth, Texas. Other directorships held by Mr. Warren include Loe, Warren, Rosenfield, Kaitcer & Hibbs, P.C., Wichita, Tillman and Jackson Railroad Company, and Idaho Northern & Pacific Railroad Company. Mr. Warren also serves as Trustee of the James D. Burton Estate.



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 31, 2000, by (i) each director and nominee for director, (ii) the executive officers of the Company named in the table under "Executive Compensation - Summary of Cash and Certain
Other Compensation", (iii) all executive officers and directors of the Company as a group, and (iv) all persons who are known by the Company to be beneficial owners of 5% or more of the Company's outstanding Common Stock. On March 31, 2000, there were 9,873,161 shares outstanding. Unless otherwise noted, the persons listed below have sole voting and investment power with respect to such shares.

     Names of Directors, Officers and 5%           Number of        Right to Acquire                     Percent of
               Stockholders(1)                  Shares Owned(2)    (Stock Options)(3)     Total            Class
               ---------------                  ---------------    ------------------   ---------        ----------

  Wray Thompson                                       2,874,849                     -   2,874,849           29.12
  Ronald C. Morgan                                    3,296,264                     -   3,296,264  (4)      33.39
  Robin L. Morgan                                     3,296,264                     -   3,296,264  (4)      33.39
  The Leather Factory, Inc. Employees' Stock
  Joseph R. Mannes                                            -                 4,000       4,000             *
  H.W. "Hub" Markwardt                                   68,000                 8,000      76,000             *
  Anthony C. Morton                                       8,645                 2,000      10,645             *
  John Tittle, Jr.                                       19,419                 4,000      23,419             *
  William M. Warren                                      26,185                10,000      36,185  (6)        *

  All Executive Officers and Directors as a
  group (8 persons)                                   6,293,362                28,000   6,321,362           64.03


--------------------
* Less than 1% of the class.

(1) The address of Wray Thompson, Ronald C. Morgan, Robin L. Morgan and the ESOP (as defined below) is 3847 East Loop 820 South, Fort Worth, Texas 76119.

(2) The amounts shown for Executive Officers include the beneficial interests in shares allocated to their individual ESOP accounts.

(3) Shares that Directors have right to acquire pursuant to exercise of options granted under the 1995 Director Stock Option Plan.

(4) The shares beneficially owned by Mr. Morgan and Ms. Morgan are held as community property. Therefore, the total number of shares held by them (3,296,264) is shown as owned by each of them.

(5) The Trustee of the Employees' Stock Ownership Plan & Trust ("ESOP") votes the shares held by the ESOP which are allocated to participant accounts, as directed by the participants or beneficiaries of the ESOP. Except in certain limited circumstances, the Trustee may acquire and dispose of the assets of the ESOP only as the ESOP Committee directs. The ESOP Committee is made up of officers and other employee participants of the Company and presently consists of Ronald C. Morgan, Robin L. Morgan, and three other employees. As members of this Committee, these persons may be deemed to share investment power with respect to the allocated shares held by the ESOP. Each of the members of the ESOP Committee disclaims any beneficial ownership of the securities held by the ESOP except for those that have been allocated to such member as a participant in the ESOP. The total number of shares held by the ESOP includes 243,650 shares which are beneficially owned by the above-named Executive Officers and are also included in the table as being owned by such persons.

(6) Includes 13,300 shares held by Mr. Warren as the representative for Loe, Warren, Rosenfield, Kaitcer & Hibbs, P.C. Mr. Warren claims sole voting and investment power with respect to such shares.

                Committees and Meetings of the Board of Directors

     During the fiscal year ending December 31, 1999, the Board of Directors held three (3) meetings. Joseph R. Mannes attended one meeting of the Board of Directors in 1999. No other Director attended fewer than 75% of the meetings of the Board of Directors during the year.

Audit Committee

     The Board of Directors established an Audit Committee in March 1994. Presently, the members of this committee are Joseph R. Mannes, Anthony C. Morton, John Tittle, Jr. and H. W. "Hub" Markwardt. Under the charter of the Audit Committee, representative duties of the committee include: (i) reviewing with the Company's management and independent accountants, the Company's general policies and procedures to reasonably assure the adequacy of internal accounting and financial reporting controls, (ii) reviewing prior to the annual audit, the scope and general extent of the independent accountants' audit examination,
(iii) reviewing with management and the independent accountants, upon completion of the independent audit, financial results for the year, prior to the release of annual financial results to the public, (iv) discussing with Company management the scope and quality of internal accounting and financial reporting controls in effect, and (v) recommending to the Board of Directors as to the retention or nonretention of the independent accountants. The Audit Committee met two (2) times during 1999.

Compensation Committee

     The Board of Directors established a Compensation Committee in September 1994. Presently, the members of this committee are Joseph R. Mannes, John Tittle, Jr., and H. W. "Hub" Markwardt. The Compensation Committee did not meet during 1999. See "Executive Compensation - Compensation Committee Report."

1995 Stock Option Plan Committee

     The Board of Directors established the 1995 Stock Option Plan Committee in September 1995. The members of this Committee are Chairman, Ronald C. Morgan, H.
W. "Hub" Markwardt, Joseph R. Mannes, Robin L. Morgan and Wray Thompson. The 1995 Stock Option Plan Committee has the general duty to review and approve the granting of stock options pursuant to the 1995 Stock Option Plan. The 1995 Stock Option Plan Committee did not meet during 1999.

1995 Director Non-Qualified Stock Option Plan Committee

     The Board of Directors established the 1995 Director Non-Qualified Stock Option Plan Committee (the "Director Plan Committee") in September 1995. The Director Plan Committee was composed of Chairman, Ronald C. Morgan, Robin Morgan and Wray Thompson. The Director Plan Committee reviews and approves granting of stock options for the Board of Directors pursuant to the terms of the 1995 Director Plan. The 1995 Director Plan Committee met one (1) time during 1999 with all members in attendance.

Director Nominating Committee

The Board of Directors has no standing nominating committee. The entire board selects nominees to serve as directors.

Directors' Compensation

     A director who is also an officer and employee of the Company is not compensated for service as a member of the Board of Directors or any committee of the Board. For the fiscal year ended December 31, 1999, directors who were not officers received $1,000 per attended meeting, with the non-employee members of the Audit Committee and the Compensation Committee receiving $250 per attended meeting, except in the case of Mr. Warren, who billed the Company at his customary professional rate for time spent attending Board and committee meetings.

     During 1999, five (5) directors were granted options to purchase 2,000 shares each for a total of 10,000 shares under the Company's 1995 Director Non-Qualified Stock Option Plan.

                        EXECUTIVE OFFICERS OF THE COMPANY

     Certain information is set forth below concerning the executive officers of the Company.

      NAME              AGE                     POSITION
      ----              ---                     --------
Wray Thompson            68      Chairman of the Board, Chief Executive Officer,
                                 President, and Director
Ronald C. Morgan         52      Executive  Vice  President,   Chief   Operating
                                 Officer and Director
Robin L. Morgan          49      Vice President - Administration and Director
William M. Warren        55      Secretary, General Counsel, and Director

Business Experience of Executive Officers

     See "Election of Directors - Business Experience of Directors."


                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

       The following table sets forth the compensation awarded by the Company to its Chairman of the Board, President and Chief Executive Officer (CEO) and its most highly compensated executive officer other than its CEO for services rendered during the fiscal years ended December 31, 1997, 1998 and 1999. No other person serving as an executive officer as of December 31, 1999 received salary and bonus compensation in excess of $100,000 during fiscal 1999, or in any of the prior two years.

Summary Compensation Table

                                     Annual Compensation  All Other Compensation
 Name and Principal Position  Year        Salary ($)             ($) (1)
 ---------------------------  ----   -------------------  ----------------------
Wray Thompson                 1999         162,500                  6,805
   Chairman, President        1998         144,379                  7,092
      And CEO                 1997         157,501                     96

Ronald C. Morgan              1999         146,600                  6,118
   Executive VP, Chief        1998         129,801                  6,376
      Operating Officer       1997         141,601                     65
---------
(1) The amounts in this column represent the amounts accrued on behalf of the named individuals for the annual contribution to the Company's ESOP.

Compensation Committee Report

        The Compensation Committee of the Company's Board of Directors consists entirely of outside directors of the Company. In 1995, the Compensation Committee adopted the following statement of overall executive compensation policies:

     The basic philosophy of the Company's executive compensation program is to link the compensation of its executive officers to their contribution toward increases in the size of the operations and income of the Company and accordingly, increases in stockholder value. Consistent with that philosophy, the executive compensation program is designed to meet the following policy objectives:

     1.   Attracting  and  retaining   qualified   executives  critical  to  the
          long-term success of the Company;

     2. Tying executive compensation to the Company's general performance and specific attainment of long-term strategic goals;

     3.   Rewarding   executives  for  contributions  to  strategic   management
          designed to enhance long-term stockholder value; and

     4. Providing incentives that align the executive's interest with those of the Company's stockholders.

     Based  on  these  goals,   the   Compensation   Committee   determines  the
compensation of Wray Thompson and Ronald C. Morgan (the "Named Executive Officers"). The elements of compensation for the Named Executive Officers consist of base salary, annual incentive bonuses, stock option awards and participation in the Company's Employee Stock Ownership Plan and Trust (the "ESOP").

Base Salary

     There have been no Committee-initiated adjustments to Messrs. Thompson and Morgan's compensation since 1996. Due to the financial performance of the Company in 1997, both officers volunteered to reduce their 1996 salary levels for 1997 by 10%. For 1998, they again volunteered to reduce their salaries by one month's pay (approximately 8.33%). In 1999, the two executives ended their voluntary reduction and deferral of a portion of their base salaries. Their base salaries returned to the levels in 1997, and each received an additional $5,000 as payment of salary that had been deferred from prior periods. Messrs. Thompson and Morgan claim no additional amounts as voluntarily deferred base salary from years prior to 1999.

Annual Incentive Bonus

     Historically, the Company has awarded discretionary bonuses to its Executive Officers as well as certain other officers of the Company. These bonuses were determined on a subjective basis, using historical bonus amounts, the availability of cash, the need to provide bonuses to other officers and employees, the business prospects for the upcoming year, and the increase in net income for the year in question as general guidelines. No other quantitative criteria were used in the determination of the discretionary bonuses. For the fiscal year ended December 31, 1999, no bonuses were awarded to the Executive Officers.

Stock Options

     No grants of options were made during the year to Executive Officers pursuant to the 1995 Stock Option Plan.

Employees' Stock Ownership Plan and Trust

    The Employees' Stock Ownership Plan and Trust ("ESOP"), effective October 1, 1993 (including amendments and restatements) was established for employees with at least one year of service (as defined by the ESOP) and who have reached their 21st birthday. The Executive Officers participated in the ESOP in keeping with the terms and provisions of the ESOP, in the same manner as all other participants of the ESOP.

     As of December 31, 1999, 156 employees and former employees were participants in and beneficiaries of the ESOP. Under the ESOP, the Company makes annual cash or stock contributions to a trust for the benefit of eligible employees. The trust invests in shares of the Company's Common Stock. The amount of the Company's annual discretionary contribution for 1999 was $208,214. Amounts contributed to the ESOP vest at three or greater years of service. Shares of Common Stock vested in participants will be distributed upon the participant's separation from service, retirement, death or permanent disability.

     For the fiscal years ended December 31, 1999, 1998, and 1997, the Company's Board of Directors approved contributions of 5.6%, 11.6%, and 1.2%, respectively, of annual compensation for the eligible employees. The Company contributed $6,805 and $6,118, respectively, as contributions for Messrs. Wray Thompson and Ron Morgan for the fiscal year ended December 31, 1999.

COMPENSATION COMMITTEE              1995 STOCK OPTION PLAN COMMITTEE

H. W. "Hub" Markwardt        Ronald C. Morgan, Chairman
Joseph R. Mannes             Robin  Morgan                      Wray Thompson
John Tittle, Jr.             H. W. "Hub" Markwardt              Joseph R. Mannes

                             STOCK PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the Company's cumulative five-year total stockholder return with the Standard & Poor's SmallCap 600 Index, and the common stock of a peer group of companies (the "Peer Group") whose returns are weighted according to their respective market capitalizations. The graph assumes that $100 was invested on December 31, 1994 in the Company's Common Stock, the Standard & Poor's SmallCap 600 Index, and the Peer Group, and that all dividends were reinvested. The Peer Group consists of companies with publicly-traded stock included in SIC 5190 - Miscellaneous Non-Durable Goods Wholesale. The following graph is not, nor is it intended to be, indicative of future performance of the Common Stock.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Company Name / Index    Dec 94  Dec 95  Dec 96  Dec 97  Dec 98  Dec 99
----------------------  ------  ------  ------  ------  ------  ------
LEATHER FACTORY INC        100   57.34   19.11   11.76    5.88   19.11
----------------------  ------  ------  ------  ------  ------  ------
S&P SMALLCAP 600 INDEX     100  129.96  157.67  198.01  195.42  219.66
----------------------  ------  ------  ------  ------  ------  ------
PEER GROUP                 100  122.49  126.07  137.72   90.45   47.40
--------------------------------------------------------------------------------
                  Data Source: S&P Compustat Services

                              CERTAIN TRANSACTIONS

    During 1999 the law firm of Loe, Warren, Rosenfield, Kaitcer and Hibbs, P.C., of which Mr. William M. Warren, Secretary, General Counsel, and Director of the Company, is a shareholder, was compensated for rendering services to the Company.

     During 1999 Cascade International Capital Corporation, of which Mr. John Tittle, Jr., a Director of the Company, is President, was compensated for providing customary Chief Financial Officer services on an interim basis and for rendering financial advisory services to the Company. Fees paid to Cascade in 1999 totaled $149,898.

     During 1995, the Company loaned John Tittle, Jr., a Director of the Company, the sum of $40,000. The loan bore interest at the rate of six percent
(6%) per annum. This loan, which was made while Mr. Tittle served as the Company's Chief Financial Officer and Treasurer, was to mature (including extentions) on December 31, 1997. During 1996, the Company purchased from a bank loans to Mr. Tittle and other employees (including certain officers) that related to stock purchased under the Company's 1993 Non-Qualified Incentive Stock Option Plan (the "Stock Loans"). At December 31, 1997, Mr. Tittle's $40,000 loan referred to above and the Stock Loans were placed on a three (3) year payment schedule, including interest at six percent (6%) per year, with all remaining principal and interest due December 31, 2000. The total principal balance of the two loans to Mr. Tittle at January 1 and December 31, 1999 was $91,069 and $0, respectively.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

    To the Company's knowledge, based solely on its review of the copies of the reports furnished to the Company and written representations from all of the officers, directors and persons who own more than 10% of a registered class of the Company's equity securities, no other reports were required to be filed, and all Section 16(a) filing requirements applicable to these persons were complied with during the fiscal year ended December 31, 1999.

                                    AUDITORS

    Representatives of the Company's auditors for the fiscal year ended December 31, 1999, Hein + Associates LLP, are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

    The Audit Committee has not made a recommendation to the Board regarding the retention or nonretention of Hein + Associates LLP for fiscal year 2000. The Committee historically meets in the fall to discuss the election of auditors for the current year.

                              STOCKHOLDER PROPOSALS

    In order for any stockholder proposal to receive consideration for inclusion in the Company's Proxy Statement for its 2001 Annual Meeting of Stockholders, the proposal must be received at the Company's offices at 3847 East Loop 820 South, Fort Worth, Texas 76119, Attention: Secretary, by December 15, 2000.

                             SOLICITATION OF PROXIES

    The solicitation of proxies in the enclosed form is made on behalf of the Company's Board of Directors. The Company will pay the expenses of this proxy solicitation. In addition to the solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                  OTHER MATTERS

    The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if any other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

    The Annual Report to Stockholders for the fiscal year ended December 31, 1999, which includes the financial statements, is enclosed with the Proxy Statement. The Annual Report does not form a part of the Proxy Statement or the materials for the solicitation of proxies to be voted at the Annual Meeting.

    Information contained in the Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received from the individual directors and officers.

    COPIES OF THE COMPANY'S 1999 ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K (WHICH IS INCLUDED IN THE COMPANY'S ANNUAL REPORT) ARE AVAILABLE TO STOCKHOLDERS UPON RECEIPT OF A WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO CHERYL LANDRY, 3847 EAST LOOP 820 SOUTH, FORT WORTH, TEXAS, 76119. THE COMPANY WILL ALSO FURNISH A COPY OF THE ANNUAL REPORT TO ANY
"BENEFICIAL OWNER" OF THE COMPANY'S COMMON STOCK AT NO CHARGE UPON RECEIPT AT THIS ADDRESS OF A WRITTEN REQUEST CONTAINING A GOOD FAITH REPRESENTATION THAT, AT THE RECORD DATE, SUCH PERSON WAS A BENEFICIAL OWNER OF SECURITIES OF THE COMPANY ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2000. COPIES OF ANY EXHIBIT TO THE FORM 10-K WILL BE FURNISHED UPON THE PAYMENT OF A REASONABLE FEE.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                            By Order of the Board of Directors,


                                             /s/ William M. Warren
                                            -----------------------------------
                                                 William M. Warren
                                                 General Counsel and Secretary

Fort Worth, Texas
April 24, 2000

                                 REVOCABLE PROXY
                            THE LEATHER FACTORY, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) Robin L. Morgan and William M. Warren, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of The Leather Factory, Inc. (the "Company") to be held on Wednesday, May 24, 2000, in the Metropolitan Room, Raddison Plaza Hotel, 815 Main Street, Fort Worth, Texas at 10:00 a.m., Central Daylight Time, and any and all adjournments or postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows:

 1. Election of eight directors.
     [ ]FOR the nominees listed below  [ ]WITHHOLD AUTHORITY
        (except as indicated to the       to vote for the nominees listed below.
         contrary below).

             Joseph R. Mannes                 Anthony C. Morton
             H.W. "Hub" Markwardt             John Tittle, Jr.
             Ronald C. Morgan                 Wray Thompson
             Robin L. Morgan                  William M. Warren

     Instructions: To withhold authority to vote for any individual nominee or nominees, write their name(s) here.



--------------------------------------------------------------------------------

     Your Board of Directors unanimously recommends a vote FOR the nominees set forth above
                (Continued and to be signed on the reverse side)

                           (Continued from other side)

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

     This Proxy will be voted at the Annual Meeting or any adjournments or postponements thereof as specified. If no specifications are made, this Proxy will be voted FOR the election of directors. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

     Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

                                       Dated:                             , 2000
                                             -----------------------------


                                       -----------------------------------------
                                       Signature(s)


                                       -----------------------------------------
                                       Signature(s)


                                       IMPORTANT:  Please  date  this  Proxy and
                                       sign exactly as your name appears  to the
                                       left.  If  shares  are  held   by   joint
                                       tenants, both should sign.  When  signing
                                       as  attorney,   executor,  administrator,
                                       trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized representative. If a partnership, please sign in partnership name by authorized person.